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                                                                   EXHIBIT 10.27

                              RACI HOLDING, INC.
                          DIRECTOR STOCK OPTION PLAN
                          --------------------------


                              Section 1.  Purpose
                              -------------------

     The purpose of this RACI Holding, Inc. Director Stock Option Plan is to foster and promote the long-term financial success of Holding and the Company and to increase materially stockholder value by (a) motivating superior
                                                 -
performance by participants in the Plan, (b) providing participants in the Plan
                                          -
with an ownership interest in Holding and (c) enabling the Company to attract
                                           -
and retain the services of outstanding directors upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.


                            Section 2.  Definitions
                            -----------------------

     2.1.  Definitions.  Whenever used herein, the following terms shall have
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the respective meanings set forth below:

     (1) "Alternative Option" has the meaning given in Section 8.2.

     (2)  "Board" means the Board of Directors of Holding.

     (3) "C&D Fund" means The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership, and any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc.

     (4) "Change in Control" means the first to occur of the following events after the Effective Date:
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          (i) the acquisition by any person, entity or "group" (as defined in
     Section 13(d) of the Securities Exchange Act of 1934, as amended), other than Holding, the Company, any Subsidiary, any employee benefit plan of Holding, the Company or any Subsidiary, or the C&D Fund, of 50% or more of the combined voting power of Holding's or the Company's then outstanding voting securities;

          (ii) the merger or consolidation of Holding or the Company, as a result of which persons who were stockholders of Holding or the Company, as the case may be, immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

          (iii) the liquidation or dissolution of Holding or the Company; or

          (iv) the sale, transfer or other disposition of all or substantially all of the assets of Holding or the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of Holding or the Company.

     (5) "Change in Control Price" means the price per share of Common Stock offered in conjunction with any transaction resulting in a Change in (as determined in good faith by the Board if any part of the offered price is payable other than in cash).

     (6) "Common Stock" means the Class A Common Stock, par value $.01 per share, of Holding.

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     (7) "Company" means Remington Arms Company, Inc., a Delaware corporation formerly named RACI Acquisition Corporation, and any successor thereto.

     (8) "Effective Date" means July 1, 1996.

     (9) "Eligible Director" means any director of Holding who is neither an employee of Holding, the Company or any Subsidiary or affiliated with Clayton, Dubilier & Rice, Inc.

     (10) "Exercise Shares" means shares of Common Stock that may be purchased by an Eligible Director upon the exercise of his Options.

     (11) "Fair Market Value" means, as of any date, the fair market value on such date per share of Common Stock as determined in good faith by the Board.
In making a determination of Fair Market Value, the Board shall give due consideration for such factors as it deems appropriate, including, without limitation, the earnings and certain other financial and operating information of the Company in recent periods, the potential value of the Company as a whole, the future prospects of the Company and the industries in which it competes, the history and management of the Company, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company and, if a valuation of the Common Stock shall have been performed by an independent valuation firm, such valuation. Nothing herein shall obligate the Board to obtain any such independent valuation. The determination of Fair Market Value will not give effect to any restrictions on transfer of the Shares or the fact that such Shares would represent a minority interest in Holding. The Fair Market Value as determined in good faith by the Board and in the absence of fraud shall be binding and conclusive upon Holding and each Eligible Director.

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     (12) "Grant Date" means, with respect to any Option, the date on which such
Option is granted pursuant to the Plan.

     (13) "Holding" means RACI Holding, Inc., a Delaware corporation, and any successor thereto.

     (14) "Involuntary Termination" means a termination of an Eligible Director's membership on the Board for any reason.

     (15) "New Entity" means the entity that succeeds to the business and/or assets of Holding and the Company, or the parent of such entity, immediately following a Change in Control.

     (16) "Option" means the right granted pursuant to the Plan to purchase one share of Common Stock at a price determined in accordance with Section 6.2.

     (17) "Option Agreement" means an agreement between Holding and the Eligible Director embodying the terms of any Options granted hereunder, which agreement shall, unless the Board otherwise determines, be substantially in the form of the Director Stock Option Agreement attached hereto as Exhibit B.

     (18) "Permanent Disability" means a physical or mental disability or infirmity that prevents the performance of an Eligible Director's duties on the Board lasting (or likely to last, based on competent medical evidence presented to the Board) for a continuous period of six months or longer.

     (19) "Plan" means this RACI Holding, Inc. Director Stock Option Plan.

     (20) "Public Offering" means the first day as of which sales of Common Stock are made to the public in the United States pursuant to an underwritten public

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offering of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing.

     (21) "Retirement" means an Eligible Director's retirement from the Board at age 65 or later.

     (22) "Subscription Agreement" means a stock subscription agreement between Holding and the Eligible Director embodying the terms of any stock purchase made pursuant to the Plan, which agreement shall, unless the Board otherwise determines, be in substantially in the form of the director stock subscription agreement attached hereto as Exhibit A.

     (23) "Subsidiary" means any corporation, a majority of whose outstanding voting securities is owned, directly or indirectly, by the Company or Holding.

     2.2.  Gender and Number.  Except when otherwise indicated by the context,
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words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.


                   Section 3.  Eligibility and Participation
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     All Eligible Directors shall be elibible to participate in the Plan by reason of their expected contribution to the growth and success of Holding, the Company and their Subsidiaries.


                        Section 4.  Powers of the Board
                        -------------------------------

     4.1.  Administration.  The Board shall be responsible for the
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administration of the Plan.  Any authority exercised by the Board under the Plan shall be exercised by the Board in its sole discretion.  Subject to the terms of

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the Plan, the Board, by majority action thereof, is authorized to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of Holding and the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Determinations, interpretations or other actions made or taken by the Board pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons.

      4.2.  Delegation by the Board.  All of the powers, duties and
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responsibilities of the Board specified in this Plan may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.


                      Section 5.  Options Subject to Plan
                      -----------------------------------

     5.1.  Number.  Subject to the provisions of Sections 5.2 and 5.3, the
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maximum number of Options (and the maximum number of shares of Common Stock subject to Options) granted under the Plan may not exceed [12,500]. The shares of Common Stock to be delivered upon the exercise of Options granted under the Plan may consist, in whole or in part, of treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

     5.2.  Cancelled, Terminated or Forfeited Options. Any Option which for any
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reason is cancelled, terminated or otherwise forfeited, in whole or in part, without having been exercised, shall again be available for grant under the Plan.

     5.3.  Adjustment in Capitalization.  The number and class of Options (and
           ----------------------------
the number of shares of Common

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Stock available for issuance upon exercise of such Options) granted under the
Plan, and the number, class and exercise price of any outstanding Options (and the number of shares of Common Stock subject to outstanding Options), may be adjusted by the Board, in its sole discretion, if it shall deem such an adjustment to be necessary or appropriate to reflect any Common Stock dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, liquidation or dissolution of Holding.


                          Section 6.  Terms of Options
                          ----------------------------

     6.1.  Grant of Options.  Options may be granted to Eligible Directors at
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such time or times as shall be determined by the Board.  The Options will not be qualified as incentive stock options under the Internal Revenue Code. Each Option granted to an Eligible Director shall be evidenced by an Option Agreement that shall specify the number of shares of Common Stock that may be purchased pursuant to such Option, the exercise price at which a share of Common Stock may be purchased pursuant to such Option, the duration of such Option and such other terms consistent with the Plan, in each case, as the Board shall determine, including customary representations, warranties and covenants with respect to securities law matters. Unless otherwise determined by the Board at the Grant Date, such Option Agreement shall also state that in respect of any Shares purchased upon exercise of all or any portion of his Options, the Eligible Director is entitled to the benefits of and bound by the obligations set forth in the Registration and Participation Agreement, dated as of November 30, 1993, among Holding and certain stockholders of Holding (as the same may be amended, waived, modified or supplemented from time to time) to the extent set forth in such Option Agreement.

     6.2.  Exercise Price.  The exercise price per share of Common Stock to be
           --------------
purchased upon exercise of an

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Option shall be determined by the Board but shall not be less than the Fair
Market Value on the Grant Date.

     6.3.  Exercise of Options.  The Options granted to an Eligible Director at
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any time shall become exercisable in accordance with the vesting schedule specified by the Board on the Grant Date, provided that (a) 100% of such Options
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shall become exercisable to the extent provided in Section 8.1 and (b) the Board
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may accelerate the exercisability of any Option, all Options or any class of
Options, at any time and from time to time. No Options may be exercised until all requisite governmental approvals and consents have been obtained and the Exercise Shares to be issued in connection with the exercise of such Options have been registered under the applicable securities laws or the issuance of such Exercise Shares is exempt from such registration. On or before the date upon which any Eligible Director will exercise any Option, Holding and such Eligible Director shall entered into a Subscription Agreement. Notwithstanding any other provision of the Plan, each Option shall terminate and shall not be exercisable on or after the tenth anniversary of the Grant Date of such Option.

     6.4.  Payment.  The Board shall establish procedures governing the exercise
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of Options, which procedures shall generally require that written notice of the exercise thereof be given and that the exercise price thereof be paid in full in cash or cash equivalents, including by personal check, at the time of exercise. However, in the event that shares of Common Stock are listed for trading on a national securities exchange or bid and ask prices for shares of Common Stock are quoted over the NASDAQ National Market System operated by the National Association of Securities Dealers, Inc., the Eligible Director may, in lieu of cash, tender shares of Common Stock having a market price on the date of exercise of his option equal to the purchase price of such Exercise Shares or may deliver a combination of cash and shares of Common Stock having a market price equal to the difference between the exercise price and the amount of such cash being delivered as payment for the purchase price

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of such Exercise Shares, subject to such rules and regulations as may be adopted by the Board to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Securities Exchange Act of 1934, as amended. Holding may require the Eligible Director to furnish or execute such other documents as Holding shall reasonably deem necessary (i) to evidence
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such exercise, (ii) to determine whether registration is then required under the
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U.S. federal securities laws, and (iii) to comply with or satisfy the
                                   ---
requirements of the U.S. federal securities laws, applicable state or non-U.S. securities laws or any other law. As soon as practicable after receipt of a written exercise notice and payment in full of the exercise price of any Covered Options, Holding shall deliver to the Eligible Director a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof.


                Section 7.  Termination of Service on the Board
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     7.1.   Death, Permanent Disability or Retirement. Unless otherwise provided
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in the Option Agreement or otherwise determined by the Board at the Grant Date, in the event that an Eligible Director's service on the Board terminates by reason of the Eligible Direcotr's death, Permanent Disability or Retirement
(each a "Special Termination"), then any Options held by the Eligible Director shall immediately vest and become exercisable and shall remain exercisable until the first to occur of (i) the 180th day following the date of the Eligible
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Director's termination of service on the Board or (ii) the expiration of the
                                                   --
term of such Options. Any Options described in the preceding sentence that are not exercised within the period specified shall terminate and be cancelled upon the expiration of such period.

     7.2.  Other Termination of Employment.  Unless otherwise provided in the
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Option Agreement or otherwise determined by the Board at or after the Grant
Date, in the

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event that an Eligible Director's service on the Board terminates for any reason other than a Special Termination, any Options held by such Eligible Director that have become exercisable on or prior to the date of such termination shall remain exercisable for a period of 60 days (or, if shorter, during the remaining term of the Options). Any Options held by the Elibible Director that are not exercisable at the date of the Eligible Director's termination shall terminate and be cancelled immediately upon such termination, and any Options described in the preceding sentence that are not exercised within the period specified shall terminate and be cancelled upon the expira tion of such period.


                         Section 8.  Change in Control
                         -----------------------------

     8.1.   Accelerated Vesting and Payment.  Unless the Board shall otherwise
            -------------------------------
determine in the manner set forth in Section 8.2, in the event of a Change in Control, each Option shall be cancelled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Option.

     8.2.   Alternative Options.  Notwithstanding Section 8.1, no cancellation,
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acceleration of exercisability, vesting or cash settlement or other payment shall occur with respect to any Option if the Board reasonably determines in good faith, prior to the occurrence of a Change in Control, that such Option shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Option being hereinafter referred to as an "Alternative Option") by the New Entity, provided that any such Alternative Option must:
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     (a) provide the Eligible Director that held such Option with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise and

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vesting schedule and identical or better timing and methods of payment;

     (b) have substantially equivalent economic value to such Option (determined at the time of the Change in Control); and

     (c) have terms and conditions which provide that in the event that such Eligible Director suffers an Involuntary Termination within two years following a Change in Control:

          (i) any conditions on such Eligible Director's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Option shall be waived or shall lapse, as the case may be; or

          (ii) such Eligible Director shall have the right to surrender such Alternative Option within 30 days following such termination in exchange for a payment in cash equal to the excess of the Fair Market Value of the Common Stock subject to the Alternative Option over the price, if any, that such Eligible Director would be required to pay to exercise such Alternative Option.


                    Section 9.  Amendment, Modification, and
                    ----------------------------------------
                            Termination of the Plan
                            -----------------------

     The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan. No amendment, modification, termination or suspension of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan without the consent of the Eligible Director holding such Option. Shareholder approval of any such amendment, modification, termination or suspension shall be obtained to the extent mandated by

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applicable law, or if otherwise deemed appropriate by the Board.


                     Section 10.  Miscellaneous Provisions
                     -------------------------------------

     10.1.  Nontransferability of Options.  No Options granted under the Plan
            -----------------------------
may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution and provided that the deceased Eligible Director's beneficiary or the representative of his estate acknowledges and agrees in writing, in a form reasonably acceptable to Holding, to be bound by the provisions of the Plan and the Option Agreement covering such Options as if such beneficiary or estate were the Eligible Director. All rights with respect to Options granted to an Eligible Director under the Plan shall be exercisable during his life-time by such Eligible Director only. Following an Eligible Director's death, all rights with respect to Options that were exercisable at the time of such Eligible Director's death and have not terminated shall be exercised by his designated beneficiary or by his estate.

     10.2.  Beneficiary Designation.  Each Eligible Director under the Plan may
            -----------------------
from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Eligible Director, shall be in a form reasonably prescribed by the Board, and will be effective only when filed by the Eligible Director in writing with the Board during his lifetime.

     10.3.  Indemnification.  Each person who is or shall have been a member of
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the Board or any committee of the Board shall be indemnified and held harmless by the Company and Holding to the fullest extent permitted by law from and against any and all losses, costs, liabilities and expenses (including any related attorneys' fees and advances

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thereof) in connection with, based upon or arising or resulting from any claim, action, suit or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under or in connection with the Plan and from and against any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided that he
                                                             --------
shall give the Company an opportunity, at its own expense, to defend the same before he undertakes to defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under Holding's or the Company's Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

     10.4.  No Limitation on Compensation.  Nothing in the Plan shall be
            -----------------------------
construed to limit the right of Holding, the Company or any Subsidiary to establish other plans or to pay compensation to its directors, in cash or property, in a manner that is not expressly authorized under the Plan.

     10.5.  Requirements of Law.  The granting of Options and the issuance of
            -------------------
shares of Common Stock pursuant to such Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Options shall be granted under the Plan, and no shares of Common Stock shall be issued upon exercise of any Options granted under the Plan, if such grant or exercise would result in a violation of applicable law, including the federal securities laws and any applicable state securities laws.

     10.6.  Freedom of Action.  Subject to Section 9, nothing in the Plan or any
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Option Agreement shall be construed as limiting or preventing Holding, the
Company or any Subsidiary from taking any action that it deems appropriate or in its best interest.

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     10.7.  Term of Plan.  The Plan shall be effective as of the Effective Date.
            ------------
The Plan shall continue in effect, unless sooner terminated pursuant to Section 9, until the tenth anniversary of the Effective Date. The provisions of the Plan, however, shall continue thereafter to govern all outstanding Options theretofore granted.

     10.8.  No Voting Rights.  Except as otherwise required by law, no Eligible
            ----------------
Director holding any Options granted under the Plan shall have any right, in respect of such Options, to vote on any matter submitted to Holding's stockholders until such time as he has purchased the shares of Common Stock issuable upon exercise of such Options.

     10.9.  Governing Law.  The Plan, and all agreements hereunder, shall be
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governed by and construed in accordance with the law of the State of New York, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

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